SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2001

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

    Delaware                        0-32301                       76-6168223
    (State or Other              (Commission File            (I.R.S. Employer
    Jurisdiction of                   Number)             Identification No.)
    Incorporation)

3200 Southwest Freeway, Suite 1001, Houston, Texas                     77027
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

            On October 29, 2001, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") announced that the U.S. Court of Federal Claims had filed its decision on the merits of the damages claims in the forbearance litigation brought by the former Bank United Corp. and its co-plaintiffs against the federal government. The two press releases issued by the Litigation Trust regarding the decision are attached as Exhibits 99.1 and
99.2 and are hereby incorporated herein by reference. The full text of the U.S. Court of Federal Claims' decision is attached as Exhibit 99.3 and is hereby incorporated herein by reference. The description of the decision contained in the two press releases is qualified in its entirety to the full text of the U.S. Court of Federal Claims' decision.


Item 7.  Financial Statements and Exhibits.

            (c)  The following exhibits are filed with this report:

            Exhibit Number                          Description

                 99.1                   Press Release issued October 29, 2001.

                 99.2                   Press Release issued October 29, 2001.

                 99.3 Opinion of the U.S. Court of Federal Claims filed October 29, 2001.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK UNITED CORP. LITIGATION CONTINGENT
                              PAYMENT RIGHTS TRUST


                              By:  /s/ Jonathon K. Heffron
                              Name:  Jonathon K. Heffron
                              Title:  Litigation Trustee

Dated:      October 29, 2001

                                  Exhibit Index

            Exhibit Number                          Description

                 99.1                   Press Release issued October 29, 2001.

                 99.2                   Press Release issued October 29, 2001.

                 99.3 Opinion of the U.S. Court of Federal Claims filed October 29, 2001.